UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Labcorp Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LABCORP HOLDINGS INC. 2025 Annual Meeting Vote by May 14, 2025 11:59 PM ET LABCORP HOLDINGS INC. 358 SOUTH MAIN STREET BURLINGTON, NC 27215 V66411-P30532 You invested in LABCORP HOLDINGS INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 15, 2025. Get informed before you vote View the Notice of Proxy Statement, the Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the proxy material(s) by requesting prior to May 1, 2025, to facilitate timely delivery. If you would like to request a copy of the proxy material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions, and other inquiries sent to this email address will not be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 15, 2025 9:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/LH2025 Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by mail. Vote by Phone: Go to www.ProxyVote.com to view the materials, which will include a proxy card and instructions on how to vote by phone.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of the members of the Company's Board of Directors.	
	Nominees:	
1a.	Kerrii B. Anderson	For
1b.	Jeffrey A. Davis	For
1c.	D. Gary Gilliland, M.D., Ph.D.	For
1d.	Kirsten M. Kliphouse	For
1e.	Garheng Kong, M.D., Ph.D.	For
1f.	Peter M. Neupert	For
1g.	Richelle P. Parham	For
1h.	Paul B. Rothman, M.D.	For
1i.	Adam H. Schechter	For
1j.	Kathryn E. Wengel	For
2.	To approve, by non-binding vote, the compensation of the Company's Named Executive Officers.	For
3.	To approve the Company's 2025 Omnibus Incentive Plan.	For
4.	To approve the Company's 2025 Employee Stock Purchase Plan.	For
5.	Ratification of the appointment of Deloitte and Touche LLP as Labcorp Holdings Inc.'s independent registered public accounting firm for the year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V66412-P30532

Your Vote Counts! LABCORP HOLDINGS INC. 2025 Annual MeetingVote by May 14, 2025 11:59 PM ET V66413-P30087 You invested in LABCORP HOLDINGS INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice of Proxy Statement, the Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 15, 2025 9:00 A.M. EDT Virtually at:www.virtualshareholdermeeting.com/LH2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

LABCORP HOLDINGS INC.

2025 Annual Meeting
Vote by May 14, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of the members of the Company's Board of Directors.	
	Nominees:	
1a.	Kerrii B. Anderson	For
1b.	Jeffrey A. Davis	For
1c.	D. Gary Gilliland, M.D., Ph.D.	For
1d.	Kirsten M. Kliphouse	For
1e.	Garheng Kong, M.D., Ph.D.	For
1f.	Peter M. Neupert	For
1g.	Richelle P. Parham	For
1h.	Paul B. Rothman, M.D.	For
1i.	Adam H. Schechter	For
1j.	Kathryn E. Wengel	For
2.	To approve, by non-binding vote, the compensation of the Company's Named Executive Officers.	For
3.	To approve the Company's 2025 Omnibus Incentive Plan.	For
4.	To approve the Company's 2025 Employee Stock Purchase Plan.	For
5.	Ratification of the appointment of Deloitte and Touche LLP as Labcorp Holdings Inc.'s independent registered public accounting firm for the year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

V66414-P30087